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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) July 19, 2004



                               Globix Corporation
             (Exact name of registrant as specified in its charter)



            Delaware                     1-14168                13-3781263
(State or other jurisdiction of        (Commission             (IRS Employer
         incorporation)                File Number)          Identification No.)


                       139 Centre Street,
                       New York, New York                           10013
            (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code  (212) 334-8500


          (Former name or former address, if changed since last report)


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Form 8-K, Current Report
Globix Corporation
Commission File No. 001-14168


Item 5.  Other Events and Required FD Disclosure.
         ---------------------------------------

         On July 19, 2004, Globix Corporation issued a press release announcing its entry into an Agreement and Plan of Merger with NEON Communications, Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (c)      Exhibits

                  2.1 Agreement and Plan of Merger, dated as of July 19, 2004, between Globix Corporation and NEON Communications, Inc.

                  99.1  Press release dated July 19, 2004.






                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 19, 2004            Globix Corporation

                                By: /S/ Peter K. Stevenson
                                    --------------------------------------------
                                    Name:  Peter K. Stevenson
                                    Title: President and Chief Executive Officer



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